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                         THE DIRECTOR VARIABLE ANNUITY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

   SUPPLEMENT DATED DECEMBER 14, 1999 TO THE PROSPECTUS DATED OCTOBER 1, 1999
                 FOR THE DIRECTOR SERIES IV - V VARIABLE ANNUITY


The third paragraph under the "Death Benefit - Optional Death Benefit Rider" section on page 29 of the prospectus should read as follows:

The Interest Accumulation Value is equal to the Contract Value on the date this Optional Death Benefit Rider is added plus any Premium Payments after that date minus any partial surrenders taken after the Optional Death Benefit was added, compounded daily at an annual rate of 5%. If you have taken any partial Surrenders, the interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.
























HV-2543-0
33-56790